SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

NEW MEDIUM ENTERPRISES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

NEW MEDIUM ENTERPRISES, INC.

195 The Vale
London W3 7QS
Tel: 011 44 208 746 2018
Fax: 011 44 208 749-8025

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.00001, of New Medium Enterprises, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”). The purpose of this Information Statement is to provide notice that shareholders holding 51% of Company’s outstanding Common Shares as of January 4, 2007 (the “Record Date”) has approved the following corporate actions (the “Corporate Actions”):

1.	To approve the 2007 Executive Compensation Plan
2.	To approve the adoption of the Company’s 2007 Three Year Stock Incentive Plan.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement will be sent out on or about February 8, 2007 to the stockholders of the Company as of the Record Date.

The Company has received written consents from shareholders who currently exercise voting power over an aggregate of approximately 53% of the outstanding common stock of the Company, and have consented to the Corporate Actions as of the Record Date.

The following shareholders representing approximately 53% of the voting power of the Company, has provided their written consent to the Corporate Actions as described in this Information Statement:

Name of Stockholder	Number of Shares Held Outstanding	Percentage of Outstanding Shares

TriGM	11,325,099	6.04%
PG Engineering	1,913,000	1.02%
Rollfi Ltd	3,534,000	1.89%
Rollsoft SA	2,221,000	1.19%
Robert Rimberg Escrow Account	2,416,333	1.29%
Eugene Levich	4,667,000	2.49%
PT Holdings GMBH	2,153,350`	1.15%
Yulia Komina	100,000	0.05%
International Executive Consulting	4,827,000	2.58%
Common Market Development	2,100,000	1.12%
Roger Loden	1,250,000	0.67%
Jan Petterson	200,000	0.11%
Svante Andersson	200,000	0.11%
Lars Bergstrom	100,000	0.05%
Patrick Lundberg	1,255,000	0.67%
Dan Anderson	100,000	0.05%
Bo Lundell Guideliner AB	90,000	0.05%
Greg Tskaris	1,313,334	0.70%
Lars Johansson	90,000	0.05%
Bo Saldeen	200,000	0.11%
Barbara Wilk D’Elia	10,000	0.01%
SEB Private Bank	8,500,000	4.54%
KME Forvaltning AB (Marten Eriksson )	780,000	0.42%
Andreas Strindholm	283,334	0.15%
Jan Reisberg	2,083,334	1.11%
Joakim Hoffman	266,666	0.14%
Tribal SARL	8,004,594	4.27%
Kaupting Bank Luxembourg SA	6,591,904	3.52%
Rebalk SARL	1,000,000	0.53%
Eros Media Ltd	5,514,354	3.52%
Rahul Diddi	315,000	0.17%
Rupert Stow	250,000	0.13%
Samuel Friedman	916,000	0.49%
Herman Friedman	90,000	0.05%
Milkoo Fixier	50,000	0.03%
Helen Shimon	46,000	0.02%
Eva Belius	2,605,829	1.4%
Ethel Schwartz	7,957,449	4.24%
Samuel Belius	740,000	0.39%
Hyman Schwartz	617,098	0.33%
Congregation Em Le	200,950	0.11%
Zins Naftali	200,000	0.11%
Yeshiva Tov Vechesed	500,000	0.27%
Martin Schwartz	505,000	0.27%
Alex Libin	1,332,914	0.71%
Robert Rimberg, Escrow Agent Pre-Acquisition	915,000	0.5%
Anastassia Potter	25,000	0.01%
Christina Potter	25,000	0.01%
Dmitra Potter	400,000	0.21%
Alexandros Potter	400,000	0.21%
Susan Tee	25,000	0.01%
U & Z Company	25,000	0.01%
Guna Ligere	100,000	0.05%
Edite Ligere	500,000	0.27%
Subodh Murthi	80,000	0.04%
Vijay Shankar	200,000	0.11%
Sai Manohar Jayanarayan	200,000	0.11%
Mahesh Jayanarayan	1,350,000	0.72%
Rupavati Foundation	867,000	0.46%
Business Plans Ltd	975,000	0.52%
New Medium Management Ltd	1,400,000.075%
Alexander Bolker Hagerty	250,000	0.13%
Yong Siok Chua	150,000	0.08%
Ronald A.Cro	50,000	0.03%
Manzar Hussain	50,000	0.03%
Adrian Jenner	50,000	0.03%
Uptal Thakkar	50,000	0.03%
Udhayanan Radhakhrishnan	50,000	0.03%
Irene S P Kuan	917,000	0.49%

	99,549,876	53.11%

Notes:
(1) Based on 187,422,553 shares of common stock issued and outstanding as of the Record Date.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the adoption of the Corporate Actions.

EFFECTIVE DATE

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Corporate Actions cannot become effective until twenty (20) days after the Mailing Date. The Company is not seeking written consent from any of its stockholders, other than the majority stockholder described above, and the remaining stockholders will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

1.	Advising stockholders of the proposed actions to be taken by written consent; and

2.	Giving stockholders advance notice of the proposed actions to be taken, as required by the Exchange Act.

Stockholders who are not afforded an opportunity to consent or otherwise vote with respect to the proposed actions to be taken have no right under Nevada law to dissent or require a vote of all the Company’s stockholders.

ACTION TAKEN BY WRITTEN CONSENT

The Corporate Actions have been provided by written consent of its majority stockholder without a meeting. If the Corporate Actions are not adopted by written consent, the Corporate Actions would be required to be considered by the Company’s stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Corporate Actions. Pursuant to Nevada Revised Statutes Section 78.320, unless otherwise provided in the Company’s Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Pursuant to Nevada Revised Statutes Section 78.390, and the Company’s Articles of Incorporation and Bylaws, a majority of the voting power is required in order to approve the Corporate Actions. In order to eliminate the costs and management time involved in holding a special meeting, the Board of Directors determined to proceed with the Corporate Actions by obtaining the written consent of a stockholder holding a majority of the voting power of the Company.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company has fixed the close of business on January 4, 2007 as the record date for determining the stockholders entitled to approve the Corporate Actions and to receive copies of this Information Statement (the “Record Date”). As of the Record Date, there were 187,422,553 shares of common stock outstanding. The Company’s common stock constitutes the sole outstanding class of its voting securities. As at the date hereof, the Company has not issued any preferred stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table describes, beneficial ownership of our Common Stock by persons known to us to own more than 5% of such stock and the ownership of Common Stock by our directors, and by all officers and directors as a group.

Identity of Stockholder	Shares Owned	Percentage of Shares Owned

Mahesh Jayanarayan	2,336,352.0113%
Dr. Eugene Levich	4,667,000.0227%
Irene Kuan	917,000.004%
Alexander Bolker-Hagerty	250,000.0012%
Rupert Stow	250,000.0012%
Southwark Properties	5,972,278	2.9%
May Ltd.	33,004,249 (2) (3)	16.1%

All Officers & Directors	8,420,352	4%

(2) (3)	Ann Kellgren has controlling interest and is the beneficial owner of all of the shares for both May Ltd. and Southwark Properties. Ann was an original investor in MultiDisk, Ltd.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

The following represents that annual compensation to be paid to Executive Officers & Directors:

Compensation Table

Name	Title	Annual Compensation	Date of Appointment

Rupert Stow	Director	$12,000	6-14-2005

Mahesh Jaranayaran	CEO, Director	$131,701	6-14-2005

Dr. Eugene Levich	CTO, Director	$146,496	6-30-2005

Alexander B. Hagerty	VP Business Development	$66,815	6-30-2005

Irene Kuan	CFO, Director	$47,079	8-4-2004

Barry Williamson	Director	$2,500	9-13-2004

Rahul Diddi, our former Chief Financial Officer, who resigned January 24, 2006, was paid an aggregate of approximately $8,333 for the fiscal period ending June 30, 2006.

During the fiscal year ending June 30, 2006, the Company did not issue any Stock Options.

Executive Compensation History

Apart from the monetary compensations above, the following executives were also awarded shares as follows:

	From:	To:	FMV	Price	Shares

Mr. Mahesh Jayanarayan	8-05	6-06	$100,000	$0.10	1,000,000
	9-05	6-06	110,000	0.11	1,000,000
	12-05	6-06	180,000	0.09	2,000,000
Mr. Eugene Levich	9-05	6-06	220,000	0.11	2,000,000
	1-06	6-06	220,000	0.11	2,000,000
	6-06	6-06	73,370	0.11	667,000
Ms. Irene SP Kuan	9-05	6-06	27,500	0.11	250,000
	6-06	6-06	73,370	0.11	667,000
Mr. Rupert Stow	9-05	6-06	27,500	0.11	250,000
Mr. Rahul Diddi	9-05	6-06	27,500	0.11	250,000
Alexander Bolker-Hagerty	9-05	6-06	27,500	0.11	250,000

Stock Options

We did not grant stock options in 1999 and 2000, 2002, 2003, 2004, 2005, 2006.

2001 STOCK OPTION PLAN

On January 14, 2004, via consent of 78% of the shareholders of our Company, the 2001 Stock Option Plan was ratified. Pursuant to our 2001 stock option plan, we granted stock options to various officers and directors as follows:

5,000,000 stock options granted to Ethel Schwartz, our former CEO. Options are exercisable at .045, which is the fair market price on the day the options were granted. Options are valid until 2008.

2,000,000 stock options granted to Eva Beilus, Secretary & V.P. Options are exercisable at .045, which is the fair market price on the day the options were granted. Options are valid until 2008.

1,000,000 stock options granted to Hyman Schwartz, Director. Options are exercisable at .045, which is the fair market price on the day the options were granted. Options are valid until 2008.

Transfer by warrant holders pursuant to the 2001 stock option plan of 37.5% of Warrants underlying the 2001 stock option plan, to the seller.

To induce the Sellers to enter into an Asset Purchase Agreement with our company, all of the option holders of our 2001 stock option plan agreed to transfer to the Seller and/or their designees, on a pro-rata basis an aggregate of 37.5% of the warrants issued to each, underlying the 2001 stock option plan. Accordingly, the option holders' position following the transfer will be as follows:

Option Holder 2001 Stock Option Plan Transferred Positions

Original Position	Transferred	Options	Remaining

Ethel Schwartz	5,000,000	1,875,000	3,215,000

Eva Beilus	2,000,000	750,000	1,250,000

Hyman Schwartz	1,000,000	375,000	625,000

6,350,000 2001 Stock Option Plan have been exercised. 1,650,000 2001 Stock Options are still outstanding.

Three Year CEO Compensation

The following table sets forth certain summary information concerning the compensation paid or accrued for each of the Company’s last three completed fiscal years to the Company’s or its principal subsidiaries’ Chief Executive Officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at June 30, 2006), the end of the Company's last completed fiscal year) (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION			LONG TERM COMPENSATION
					Awards		Payouts
Name and Title	Years Ended June 30	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded	Options/SARs * (#)	LTIP Payouts	All Other Compensation ($)

Mahesh Jaranayaran CEO, President, Director Appointed June 14, 2005	2006 2005 2004	119,201	12,500		$390,000

Ethel Schwartz Former CEO resigned May 13, 2005	2006 2005 2004	0 0 0	0 0 0	0 0 0	$67,000	0 0 0	0 0 0	0 0 0

Dr. Eugene Levich CTO, Director Appointed June 30, 2005	2006 2005 2004	143,996 0 0	2,500 0 0	0 0 0	$513,370 0 0	0 0 0	0 0 0	0 0 0

Notes

Stock Option Grants

The Company did not grant any stock options to the Named Executive Officers during its most recent fiscal year ended June 30, 2006.

PROPOSAL NUMBER ONE

RATIFICATION OF 2007 EXECUTIVE COMPENSATION PLAN

On November 1, 2006, the Company’s Board of Directors established the "2007 Executive Compensation Plan" aimed at bringing the compensation packages for key Officers, Directors, Employees and Consultants at par to industry standards for a startup high tech company in a breakthrough product market. The Compensation Plan is a pivotal tool to secure and maintain our key personnel who are instrumental to our Company's success. The Company’s Board of Directors has determined that it would be in the best interests of the Company to adopt and approve the 2007 Executive compensation plan along with the "2007 Three Year Incentive Stock Plan" which is the subject of Proposal # 2. The Company expects equity-based incentives to comprise an important part of the compensation packages needed to attract qualified executives, key employees, directors and consultants to the Company and in providing long-term incentives and rewards to those individuals responsible for the Company’s success. Accordingly, the Company’s Board of Directors approved the 2007 Executive Compensation Plan. Pursuant to Section 78.320(2) of the Nevada Revised Statutes and the Company’s Bylaws, the written consent of stockholders holding at least a majority of the voting power may adopt a corporate action by written consent in lieu of holding a special meeting of stockholders.

2007 EXECUTIVE COMPENSATION PLAN

Compensation package for Directors/Management and Consultants subject to majority Shareholder consent.

Directors and Management are to be issued shares as follows:

A) Restricted Stock Award for services in relation to commercialization of NME product

Immediate issuance, fully paid, validly issued and non-assessable shares of the Common Stock $.0001 par value of New Medium Enterprises, Inc. The executive or officer will have to serve a minimum of 12 months from the date of issue of the shares as an officer of NME. The executive, or officer is not entitled to unrestricted selling of the granted shares during the period of his/her employment as these shares have a vested period of 3 years, and may sell only a third of the awarded shares after the end of the first year of award, another one third after the second year of service and the remaining third after the third year of service. However, the executive, or officer will be entitled to such shares should his employment be terminated prematurely without cause or in the event of the hostile take over of the company. In these cases there is no restriction on selling the shares other than SEC rules and regulations should apply.

The future disposal of such shares will be subject to US SEC rules and regulations, and may require a further vested period.

The following are the Officers granted this award:

CEO - Mahesh Jayanarayan, to be awarded 15 million shares.

CTO - Eugene Levich, to be awarded 7 million shares.

Scientific Team, to be awarded 8 million shares. The Scientific Team consists of the following scientists: Sergey Magnitskiy, Zharkyn Tursynov, Vladimir Binyukov, Dmitry Malakhov and Tatiana Lisovskaya.

CFO- Irene Kuan to be awarded 1 million shares.

Senior and Middle Management team - each member will be awarded 50,000 shares.

Non-Executive Directors, Barry Williamson and Rupert Stow to be awarded 250,000 shares each.

The following consultants are to be awarded restricted shares:

a)
Mr. Andrew Danenza will be granted an immediate issuance of Restricted Shares of 3 million shares. This is in lieu of payment for his services to the company in the last quarter as well as his ongoing role for the next 12 months.

b)	Ethel Schwartz will be granted an immediate issuance of Restricted Shares of 3 million shares. These shares are in lieu of payment for her advisory work during 2005 and 2006.

All the above consultants will also be subject to the holding period of 1 year and will receive Rule 144 stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NUMBER TWO

RATIFICATION AND ADOPTION OF THE “2007 THREE YEAR INCENTIVE STOCK PLAN”

GENERAL

On November 1, 2006, the Company’s Board of Directors established the “2007 THREE YEAR INCENTIVE STOCK PLAN” (The 2007 Plan) expiring on December 31, 2021.

The Company’s Board of Directors has determined that it would be in the best interests of the Company to adopt and approve a new long-term stock incentive plan which will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future. The Company expects equity-based incentives to comprise an important part of the compensation packages needed to attract and maintain qualified executives, key employees, directors and consultants to the Company and in providing long-term incentives and rewards to those individuals responsible for the Company’s success. Accordingly, the Company’s Board of Directors approved the 2007 Plan. Pursuant to Section 78.320(2) of the Nevada Revised Statutes and the Company’s Bylaws, the written consent of stockholders holding at least a majority of the voting power may adopt a corporate action by written consent in lieu of holding a special meeting of stockholders.

The 2007 Plan is expected to ensure that the Company will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2007 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying “incentive stock option plan.” The adoption of the 2007 Plan will allow option holders to take advantage of the favorable tax attributes associated with such options that may be granted under the 2007 Plan.

The material terms of the 2007 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of The 2007 Plan, the full text of which is set forth as Schedule “B” to this Information Statement.

Purpose

The purpose of the 2007 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to its directors, officers, employees and eligible consultants and any entity that directly or indirectly is in control of or is controlled by the Company (a “Related Company”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company’s growth and success, and to encourage them to remain in the Company or a Related Company.

Administration and Eligibility

The 2007 Plan is required to be administered by the Company’s Board of Directors or a committee appointed by the Board of Directors (the “Plan Administrator”). The Plan Administrator has the exclusive authority, in its discretion, to determine all matters relating to any grant awarded (“Awards”) under the 2007 Plan including: (i) the selection of individuals to be granted Awards; (ii) the type of Awards; (iii) the number of shares of common stock subject to an Award; (iv) all terms, conditions, restrictions and limitations, if any, of an Award; and (v) the terms of any instrument that evidences the Award.

The Plan Administrator also has exclusive authority to interpret the 2007 Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the 2007 Plan’s administration. The Plan Administrator’s interpretation of the 2007 Plan and its rules and regulations is conclusive and binding on all parties involved or affected.

Stock Subject To the 2007 Plan

Options that are eligible for grant under the 2007 Plan to participants include: (a) incentive stock options, whereby the Company will grant options to purchase shares of its common stock to participants with the intention that the options qualify as “incentive stock options” as that term is defined in Section 422 of the Code; or (b) non-incentive stock options, whereby the Company will grant options to purchase shares of its common stock to participants that do not qualify as “incentive stock options” under the Code.

The 2007 Plan provides up to of 20,000,000 shares of Common Stock to be available for awards in each of the fiscal years, 2007, 2008, 2009, but shall not exceed 10% of the outstanding shares in any fiscal year.

Terms of Awards

The Plan Administrator has the authority in its sole discretion to grant Awards to participants as incentive stock options or as non-qualified stock options, as appropriate.

Unless an earlier termination date is set by the Plan Administrator, Awards under the 2007 Plan will terminate at the earliest of the following:

a)	Ten (10) years after the Award is granted;
b)
Ninety (90) days after the Employment Termination Date, if the participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for cause, disability or death; or

c)	Six (6) months after the Employment Termination Date, if the termination or cessation of services is a result of death or disability.

To the extent that the right to purchase shares under an Award has vested, in order to exercise the Award the participant must execute and deliver to the Company a written stock option exercise agreement or notice in a form and in accordance with procedures established by the Plan Administrator. In addition, the full exercise price of the Award must be delivered to the Company and must be paid in a form acceptable to the Plan Administrator.

The exact terms of the option granted are contained in an option agreement between the Company and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than 100% of the fair market value of the common stock on the date of grant. The exercise price for nonqualified stock options shall be 85% of the fair market value on the date of the grant. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant. Options are not transferable except by will or by the laws of descent and distribution. Options granted under the 2007 Plan will become exercisable in the manner at the times and in the amounts determined by the Plan Administrator. Participants may exercise options by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares purchased under such exercise agreement, accompanied by payment in full in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator. All incentive stock options granted under the 2007 Plan must comply with Section 422 of the Code.

Adjustments

In the event that a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure, including without limitation, a related party transaction, results in: (a) the outstanding shares of common stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of the Company’s common stock, then the Plan Administrator generally has the authority to adjust (i) the maximum number and kind of securities subject to the 2007 Plan and issuable as incentive stock options and the maximum number and kind of securities that may be made subject to Awards to any individual and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefore.

Restrictions on Transfer of Shares

Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

Neither an Award nor any interest therein may be assigned, pledged or transferred by the participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and during the participant’s lifetime, such Awards may be exercised only by the participant.

Amendment or Termination of Plan

The Plan Administrator, subject to applicable law, may amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

Withholding

The Plan Administrator may permit or require a participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the participant, (c) having the Company withhold a portion of any shares of common stock that would otherwise be issued to the participant having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate), or (d) surrendering any shares of common stock that the participant previously acquired having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate to the extent the participant has held the surrendered shares for less than six months.

Withholding Obligations

If a participant is an employee, United States federal and state withholding obligations for income and employment tax purposes may arise at the time that Non-Qualified Stock Options are exercised.

Relevant withholding taxes may include federal income tax, social security, Medicare, state income tax (if applicable), state disability or unemployment (if applicable), and local taxes (if applicable).

Effective Date of Plan

The effective date of the 2007 Plan is January 1, 2007. If the Company’s stockholders do not approve the 2007 Plan within twelve (12) months after the Board of Directors’ adoption of the 2007 Plan, any incentive stock options granted under the 2007 Plan will be treated as Non-Qualified Stock Options.

New Plan Benefits

The Company has not granted any options under the 2007 Plan, and has no immediate plans to issue any options under the 2007 Plan as of the date hereof. The 2007 Plan is expected to ensure that the Company will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2007 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock is required to approve Proposal Number Two. The 2007 Plan was approved by resolution of the Board of Directors of the Company on November 1, 2007. The Board fixed January 4, 2007 as the record date for determining the holders of the Company’s voting stock entitled to notice and receipt of this Information Statement. The 2007 Plan was approved via consent by the holders of a majority of the outstanding shares on January 4, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

A COPY OF THE 2007 THREE YEAR STOCK INCENTIVE PLAN
IS ATTACHED AS SCHEDULE “A” HERETO.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

New Medium Enterprises, Inc.

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Corporate Actions.

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, the Company’s dissenting stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and the Company will not independently provide its stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. All inquiries regarding the Company should be 195 The Vale London W3 7QS Tel: 011 44 208 746 2018, Fax: 011 44 208 749-8025

Date: January 10, 2007	BY ORDER OF THE BOARD OF DIRECTORS OF NEW MEDIUM ENTERPRISES, INC.

Mahesh Jayanarayan
President, Chief Executive Officer and Director

SCHEDULE “A”

2007 Three Year Incentive Stock Plan

“2007 THREE YEAR INCENTIVE STOCK PLAN”
OF NEW MEDIUM ENTERPRISES, INC.

SECTION 1. ESTABLISHMENT AND PURPOSE

The Plan was established on November 1, 2006, effective January 1, 2007 subject to shareholder approval, to offer directors, officers and selected key employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company to receive compensation, or to increase such interest, by purchasing Shares of the Company’s common stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include non-statutory options, as well as ISOs intended to qualify under section 422 of the Code.

The Plan is intended to comply in all respects with Rule 16.3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS

(A) “BOARD OF DIRECTORS” shall mean the Board of Directors of the Company, as constituted from time to time.

(B) “CODE” shall mean the Internal Revenue Code of 1986, as amended.

(C) “COMMITTEE” shall mean a committee of the Board of Directors, as described in Section 3(a).

(D) “COMPANY” shall mean NEW MEDIUM ENTERPRISES, INC., a Nevada corporation.

(E) “EMPLOYEE” shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director, (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors, including consultants and advisors that provide professional, technical, financial, accounting, capital markets related and other services. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (A) and (B) of Section 4,

(F) “EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended.

(G) “EXERCISE PRICE” shall mean the amount for which one share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(H) “FAIR MARKET VALUE” shall mean the market price of Stock, determined by the Committee as follows:

(i)	If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

(ii)
If stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

(iii)
If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(iv)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(I) “ISO” shall mean an employee incentive stock option described in section 422(b) of the Code.

(J) “NON-STATUTORY OPTION” shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

(K) “OFFEREE” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option)

(L) “OPTION” shall mean an ISO or Non-statutory Option granted under the Plan and entitling the holder to purchase Shares.

(M) “OPTIONEE” shall mean an individual who holds an Option.

(N) “OUTSIDE DIRECTOR” shall mean a member of the Board of Directors who is not a common--law employee of the Company or of a Subsidiary.

(O) "Reload Option" shall mean an option granted pursuant to Subsection (H) of Section 8 of this Plan.

(P) COMMITTEE PROCEDURES. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(Q) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan, the Committee shall have the authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)	To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

(v)	To select the Offerees and Optionees;

(vi)	To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)
To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

(viii)
To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Non-statutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

(ix)
To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offerees or Optionee’s interest, to the consent of the Offeree or Optionee who entered into such agreement;

(x)	To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

(xi)	To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 3. INTENTIONALLY OMITTED

SECTION 4. ELIGIBILITY

(A) GENERAL RULES. Only Employees (including, without limitation, independent contractors, consultants and legal counsel who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Non-statutory Options described in Subsection (B) below.

(B) OUTSIDE DIRECTORS. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

(i)	outside Directors shall receive no grants other than the Non-statutory options described in this Subsection (B)

(ii)
All Non-statutory Options granted to an Outside Director under this Subsection (B) shall also become exercisable in fill in the event of the termination of such Outside Director’s service because of death, Total and Permanent Disability or voluntary retirement at or after age 65.

(iii)
The Exercise Price under all Non-statutory Options granted to an Outside Director under this Subsection (B) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsections (A), (B), (C) or (D) of Section 6.

(iv)
Non-statutory options granted to an outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director’s service for any reason other than death or Total and Permanent Disability or (C) the date 12 months after the termination of such Outside Director’s service because of death or Total and Permanent Disability.

The committee may provide that the Non-statutory Options that otherwise would be granted to an Outside Director under this Subsection (B) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service—related vesting and termination provisions pertaining to the Non-statutory Options shall be applied with regard to the service of the Outside Director.

(C) ATTRIBUTION RULES. For purposes of this Subsection (C), in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted as outstanding stock.

(D) OUTSTANDING STOCK. For purposes of Subsection (C) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN

(A) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall be a maximum of 20,000,000 shares for each fiscal year of 2007, 2008, 2009 but may not exceed 10% of the outstanding shares in any fiscal year, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(B) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal. Such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES

(A) AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by an Agreement between the offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

(B) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(C) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 90 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

(D) WITHHOLDING TAXES. As a condition to the award, sale or vesting of Shares, the offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(E) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS

(A) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(B) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-statutory Option.

(C) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. The Exercise Price of a Non-statutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(D) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(E) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall be a minimum of one year from the date of grant and maximum of 10 years from the date of the grant to be determined at the discretion of the Plan Administrator except as otherwise provided in Sections 7(G) and 7(I) below. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(F) NONTRANSFERABILITY. During an Optionee’s lifetime, such Optionee’s Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee’s death, such Optionee’s Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

(G) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then such Optionee’s Option(s) shall expire on the earliest of the following occasions:

(i)	The expiration date determined pursuant to Subsection (E) above;

(ii)	The date 90 days after the termination of the Optionee’s Service for any reason other than Total and Permanent Disability; or

(iii)	The date 6 months after the termination of the Optionee’s Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated or became exercisable as a result of the termination.

(H) LEAVES OF ABSENCE. For purposes of Subsection (G) above, Service shall be deemed to continue while the Optionee is on sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan. Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

(I) DEATH OF OPTIONEE. If an Optionee dies while he or she is in Service, then such Optionee’s Option(s) shall expire on the earlier of the following dates:

(i)	The expiration date determined pursuant to Subsection (E) above; or

(ii)	The date 6 months after the Optionee’s death.

All or part of the Optionee’s Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s death or became exercisable as a result of the Optionee’s death. The balance of such Option(s) shall lapse when the Optionee dies.

(J) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

(K) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an option shall, without the consent of the Optionee, impair such Optionee’s rights or increase his or her obligations under such Option.

(L) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES

(A) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

(i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (E), (F) and (G) below.

(ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (B), (C), (D), (F) or (G) below.

(iii) In the case of a Non-statutory Option granted under the Plan, the committee (at its sole discretion) may accept payment pursuant to Subsections (B), (C), (D), (F) or (G) below.

(B) SURRENDER OF STOCK. To the extent that this Subsection (B) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer, Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(C) EXERCISE/SALE. To the extent that this Subsection (C) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(D) EXERCISE/PLEDGE. To the extent that this Subsection (D) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(E) SERVICES RENDERED. To the extent that this Subsection (E) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(C).

(F) PROMISSORY NOTE. To the extent that this Subsection (F) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan maybe payable by a full recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(G) OTHER FORMS OF PAYMENT. To the extent that this Subsection (G) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

(H) RELOAD OPTIONS.

The Board of Directors shall have the authority to specify at the time of grant that the Option include reload provisions in the event such Employee or Consultant exercises all or part of a Stock Option (an "Original Option") by surrendering in accordance with Section 8, subsection (C) previously owned shares of Common Stock in full or partial payment of the Exercise Price under such Original Option, subject to the availability of shares of Common Stock under the Plan at the time of exercise. Each Reload Option shall entitle the Employee to receive upon exercise in full a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the Exercise Price, in addition to such number of shares surrendered for payment of withholding tax, and shall have an Exercise Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of grant of original Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Board of Directors, in its sole discretion, shall determine at the time of grant, at such time or times as shall be specified in the Reload Option); provided, however, that a Reload Option granted to a Section 16(b) Optionee shall not be exercisable during the first six months from the date of grant of such Reload Option. The first such Reload Option may provide for the grant, when exercised, of one subsequent Reload Option to the extent and upon such terms and conditions, consistent with this Section 8, subsection (H), as the Board of Directors, in its sole discretion, shall specify at or after the time of grant of such Reload Option. The term of each Reload Option shall be equal to the remaining term of the underlying Option.

Upon the exercise of an underlying Option or Reload Option, the Reload Option will be evidenced by an amendment to the underlying Agreement. At the Board's discretion one additional Reload Option may be granted to each Reloaded Option to Employees or Consultants when Options and/or Reload Options are exercised pursuant to the terms of this Plan. A Reload Option shall contain such other terms and conditions (which may include a restriction on the transferability of the number of shares of Common Stock received upon exercise of the Original Option reduced by a number of shares equal in value to the tax liability incurred upon exercise) as the Board of Directors, in its sole discretion, may deem desirable and are set forth in the Agreement evidencing the Reload Option. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

SECTION 9. ADJUSTMENT OF SHARES

(A) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Non-statutory Options to be granted to Outside Directors under Section 4(B), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

(B) REORGANIZATIONS. In the event that the company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation) , for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees’ consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by acceleration.

(C) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to; the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

SECTION 11. NO RETENTION RIGHTS

Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director. at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12. DURATION AND AMENDMENTS

(A) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of January 1, 2007. The Plan shall terminate automatically 15 years after its initial adoption by the Board of Directors December 31, 2021 and may be terminated on any earlier date pursuant to Subsection (b) below.

(B) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

(C) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereto shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION

To record the adoption of the Plan by the Board of Directors on November 1, 2006 the Company has caused its authorized officer to execute the same.

NEW MEDIUM ENTERPRISES, INC.,
a Nevada corporation

By: ____________________________
Mahesh Jayanarayan, its President